UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

CANNAVEST CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-173215 (Commission File Number)	80-0944970 (I.R.S. Employer Identification No.)

2688 South Rainbow Avenue, Suite B

Las Vegas, Nevada 89146

(Address of principal executive offices, Zip Code)

(866) 290-2157
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On May 19, 2015 (the “Closing Date”), CannaVEST Corp. (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with an institutional accredited investor (“Investor”) pursuant to which Investor committed to lend to the Company up to $6,500,000 (the “Financing”). On the Closing Date, the Company issued to Investor a 10% Senior Secured Convertible Promissory Note (the “Initial Note”) in the principal amount of $510,000, in exchange for payment by Investor of the total sum of $500,000. The principal sum of the Initial Note reflects the amount invested, plus a 2% “Original Issue Discount” (“OID”). Out of the proceeds from the Initial Note, the Company was obligated to and paid the sum of $20,000 to legal counsel for Investor, and paid its placement agent, Chardan Capital Markets, LLC (“Chardan”), the sum of $24,000 pursuant to the terms of its engagement. The Company received net proceeds of $456,000 in exchange for the Initial Note. Pursuant to the Company’s engagement with Chardan, it will pay Chardan 5% of all proceeds received by the Company in the Financing.

In connection with the Financing, and in addition to the SPA and the Initial Note, on the Closing Date, the Company and Investor entered into a Security Agreement, an Intellectual Property Security Agreement and a Registration Rights Agreement, and each of our subsidiary companies entered into a Subsidiary Guarantee (the “Transaction Documents”).

Pursuant to the Financing, and provided we are not in default under the terms of any of the Transaction Documents, Investor will provide funding in up to five additional tranches in exchange for delivery of additional 10% Senior Secured Convertible Promissory Notes (each, a “Note” and together with the Initial Note, the “Notes”), as follows:

(1)	$500,000, two weeks after the Closing Date;

(2)	$500,000, within three business days after the Company’s filing of a Registration Statement with the Securities and Exchange Commission (“SEC”) on Form S-1, seeking to register all of the shares of the Company’s common stock issuable to Investor upon conversion of the Notes (the “Registration Statement”);

(3)	$500,000, in the discretion of Investor, within 25 days of the filing of the Registration Statement with the SEC;

(4)	$2,250,000, upon the SEC declaring the Registration Statement effective; and

(5)	$2,250,000 three days thereafter.

The principal amount of each Note shall include an OID of 2% and the Company shall pay interest on the aggregate unconverted and then outstanding principal amount (less the OID) at the rate of 10% per annum, half of which interest amount is guaranteed.

The Notes mature in 12 months, and are convertible at the option of Investor at any time into shares of the Company’s common stock at a conversion price equal to the lowest Volume Weighted Average Price (“VWAP”) in the 15 trading days prior to the Closing Date (the “Fixed Conversion Price”). Amortization payments under the Notes commence on the five month anniversary of the issuance of a Note, and 1/15th of the principal amount and accrued interest are payable in bi-weekly installments until the maturity of the Note. The Company may choose in its discretion to make amortization payments under the Notes in common stock, at a conversion price equal to the lower of (a) 70% of the lowest VWAP for the 15 consecutive trading days prior to conversion, or (b) the Fixed Conversion Price; provided, however, that if the average daily dollar volume of the Company’s common stock for the previous 20 trading days prior to payment is less than $50,000, then the conversion price shall be equal to 60% of the lowest traded price in the 30 days prior to conversion. The Company may only make amortization payments in common stock, in lieu of cash, if no event of default has occurred under the Notes and it meets all “Equity Conditions” as defined in the Notes. The Equity Conditions include:

(a)	no “Event of Default” under any Note shall have occurred;

(b)	the Company has timely filed (or obtained extensions in respect thereof and filed within the applicable grace period) all reports other than Current Reports on Form 8-K required to be filed by the Company pursuant to the Securities Exchange Act of 1934, as amended;

(c)	on any date that the Company desires to make payment in stock, the average daily dollar volume of the Company’s common stock for the previous 20 trading days must be greater than $30,000;

(d)	the Company’s common stock must be DWAC eligible and not subject to a “DTC chill”; and

(e)	the shares issued upon conversion must be delivered via an “Automatic Conversion” of principal and/or interest.

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Upon an event of default under the Notes, Investor may accelerate the outstanding principal amount of all outstanding Notes, plus accrued and unpaid interest, and other amounts owing through the date of acceleration. In the event of such acceleration, the interest rate on the then outstanding Notes shall accrue at an additional interest rate equal to the lesser of 2% per month or the maximum rate permitted under applicable law. Upon acceleration, the amount due will be 130% of the outstanding principal amount of the Note and accrued and unpaid interest, together with payment of all other amounts, costs, expenses and liquidated damages due under the Notes. Upon an event of default, Investor may choose to convert all outstanding Notes into common stock of the Company at a conversion price equal to 60% of the lowest traded price in the 30 days prior to conversion or exercise its remedies as a secured creditor.

Pursuant to the terms of the SPA and the Notes, the Company is required to reserve and keep available out of its authorized and unissued shares of common stock a number of shares of common stock at least equal to 300% of the maximum aggregate number of shares of common stock then issued or potentially issuable in the future pursuant to the terms of the Notes.

Pursuant to the terms of the Registration Rights Agreement, within 30 days of the Closing Date, the Company must file the Registration Statement which relates to the resale by the holders of all of the Company’s common stock issued upon conversion of the Notes (or such other number as the SEC shall permit).

Pursuant to the terms of the Security Agreement and the Intellectual Property Security Agreement, the Company’s obligations under the Notes and the subsidiary companies’ obligations under the Subsidiary Guarantee are secured by all of the assets of the Company and the subsidiary companies, including without limitation all right, title and interest of the Company in and to all trademarks, patents and copyrights and applications and licenses therefore and products and proceeds thereof.

The foregoing summary description of the terms of the Transaction Documents may not contain all information that is of interest to the reader. For further information regarding the terms of the Transaction Documents, reference is made to such Transaction Documents, forms of which are filed hereto as Exhibits 10.1 – 10.6, and are incorporated herein by this reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02     Unregistered Sales of Equity Securities

The information provided above in “Item 1.01 – Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Notes and the issuance of the shares of the Company’s common stock upon conversion of the Notes in connection with the Financing is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Securities Purchase Agreement, dated May 19, 2015, by and between the Company and Investor.
10.2	Form of 10% Senior Secured Convertible Promissory Note, issued the Company on May 19, 2015 to Investor.
10.3	Form of Registration Rights Agreement, dated May 19, 2015, by and between the Company and Investor.
10.4	Form of Security Agreement, dated May 19, 2015, by and among the Company and each of its subsidiary companies and Investor.
10.5	Form of Intellectual Property Security Agreement, dated May 19, 2015, by and between the Company and Investor, as collateral agent.
10.6	Form of Subsidiary Guarantee, dated May 19, 2015, delivered to Investor by the Company and each of its subsidiary companies.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2015

CANNAVEST CORP.

By: /s/ Michael Mona, Jr.

Michael Mona, Jr.

President and Chief Executive Officer

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